American Century Municipal Trust Statement of Additional Information Supplement New York Tax-Free Fund
Supplement dated April 5, 2013 ¡ Statement of Additional Information dated October 1, 2012

Effective April 5, 2013, the securities in the New York Tax-Free Fund will be valued at the bid price, rather than at the mean between the bid and ask prices. This change in valuation is due to the fund’s upcoming liquidation on May 3, 2013.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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